UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  August 5, 2014

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston,  Texas,  77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.Entry into a Material Definitive Agreement

The information in Item 2.03 below is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 5, 2014, we entered into a Master Assignment, Agreement and Amendment No. 9 (“Amendment Nine”) to our senior secured revolving credit facility (the “Credit Facility”).  Amendment Nine increases the borrowing base under our Credit Facility to $350 million. This represents an increase of $65 million over the previous level of $285 million. We are in compliance with all of the financial covenants associated with the Credit Facility and the next scheduled redetermination of the borrowing base is November 1, 2014. The Credit Facility is available to provide funds for the exploration, development and/or acquisition of oil and gas properties and for working capital and other general corporate purposes. The Credit Facility is agented by Wells Fargo Bank, N.A. and co-agented by Union Bank, N. A.

Amendment Nine contains other usual and customary conditions, representations, and warranties. A copy of Amendment Nine is attached as an exhibit to this report on Form 8-K. The information contained in Amendment Nine is incorporated herein by reference as Exhibit 10.1.

Section 7 —  Regulation FD

Item 7.01  Regulation FD Disclosure

A copy of the press release announcing the foregoing transaction is attached as Exhibit 99.1 to this Form 8-K.  This press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Title of Document

10.1

Master Assignment, Agreement and Amendment No. 9 dated August 5, 2014 to the Sixth Amended and Restated Credit Agreement dated May 13, 2010 among Alta Mesa Holdings, LP, certain affiliate Guarantors, the lenders party thereto and Wells Fargo Bank, N.A. as administrative agent.

99.1	Press Release dated August 6, 2014 announcing Amendment Nine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

August 6, 2014	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

10.1

Master Assignment, Agreement and Amendment No. 9 dated August 5, 2014 to the Sixth Amended and Restated Credit Agreement dated May 13, 2010 among Alta Mesa Holdings, LP, certain affiliate Guarantors, the lenders party thereto and Wells Fargo Bank, N.A. as administrative agent.

99.1	Press Release dated August 6, 2014 announcing Amendment Nine.